RESTATED BYLAWS

                                                         OF

                                         UNITED STATES ANTIMONY CORPORATION








         Pursuant toss. 35-1-234 of the Montana Business Corporation Act, the undersigned corporation restates in their entirety the
Bylaws of United States Antimony Corporation as initially filed on January 15,
 1970:

                                                               ARTICLE I


                                                                OFFICES
                                                                -------


         Section 1.1 Registered Office. The registered office of the corporation required by the Montana Business Corporation
Act ("MBCA") to be continuously maintained in the state of Montana may, but need not, be the same as any of its principal places of business in the state of Montana. In any case, the corporation's registered office shall be the business office of the registered agent required by the MBCA to be continuously maintained in the state of Montana. The address of the registered office may be changed from time to time by the Board of Directors or the president of the corporation  by  delivering a statement to the Montana
Secretary of State containing the information required by the MBCA. (Mont. Code
 Ann.ss.ss. 35-1-313 and 35-1-314.)

         Section 1.2 Principal Office; Other Offices. The corporation may also have and maintain an office or principal place of business in  Thompson  Falls,  Montana,  or at such other place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the state of Montana, as the Board of Directors may from time to time determine or the business of the corporation may require.

                                                              ARTICLE II


                                                            CORPORATE SEAL
                                                            --------------


         Section 2.1 Corporate Seal. The corporation may have a corporate seal, which may be altered at will by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed  or affixed or in any other  manner  reproduced.
(Mont. Code Ann.ss. 35-1-115(2)).

                                                              ARTICLE III


                                                        SHAREHOLDERS' MEETINGS
                                                        ----------------------


         Section 3.1 Place of Meetings. The Board of Directors may designate any place, either within or without the state of
Montana,  as the place of meeting for any annual meeting or for any special meeting of shareholders called by or at the direction of the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state of Montana, as the place for the holding of such meeting. If no place is designated by the Board of Directors or if a special meeting be called otherwise than by or at the direction of the Board of Directors, the place of meeting shall be the principal office of the corporation. (Mont. Code Ann.ss.ss. 35-1-516(2) and 35-1-517(3)).

         Section 3.2 Annual Meetings. The annual meeting of the shareholders of the corporation shall be held on the second
Tuesday in the month of March in each year at the hour of 2:00 p.m. (except that if said date is a holiday, the meeting shall be held the next day at said time), or on such other date and at such other time which may from time to time be designated by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. The failure to hold an annual meeting at the time stated or otherwise designated as provided herein shall not affect the validity of any corporate action. (Mont. Code Ann.ss. 35-1-516).

         Section 3.3 Special Meetings. Special meetings of the shareholders of the corporation may be called at any time, for any purpose or purposes, by the Board of Directors or the president of the  corporation  or by the holders of at least ten percent
(10%) of the votes  entitled to be cast on any issue proposed to be considered at the meeting (provided that such holders sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose(s) for which it is to be held) or by the person or persons authorized to do so by the Restated
 Articles of Incorporation. Special meetings of the shareholders of the corporation may not be called by any other person or persons.  (Mont. Code Ann.ss. 35-1-517(1)).


         Section 3.4 Notice of Meetings. The corporation shall notify shareholders of the date, time and place of each annual and  special  shareholders'  meeting no fewer than ten (10) nor more than sixty
 (60) days before the meeting date. Unless otherwise required by law or the Restated Articles of Incorporation, the corporation is required to give notice of a meeting only to shareholders entitled to vote at the meeting. Unless otherwise required by law or the Restated Articles of Incorporation, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called. Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called. Only business within the purpose(s) described in the special meeting notice may be conducted at such special meeting.  (Mont. Code Ann.ss.ss. 35-1-517(1),(4), 35-1-520).

         Section 3.5 Waiver of Notice. Notice of any meeting of shareholders may be waived in writing, signed by the person entitled to notice  thereof and  delivered to the  corporation  for  inclusion in the corporate minutes or filing with the corporate records, either before or after the date and time stated in the notice. A shareholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and further waives objection to consideration of a particular matter at the meeting that is not within the purpose of purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented. Any shareholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. (Mont. Code Ann.ss.
 35-1-521).

         Section 3.6 Voting Groups. "Voting group" means all shares of one (1) or more classes or series that under the
Restated Articles of Incorporation or the MBCA are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. All shares entitled by the Restated Articles of Incorporation or the MBCA to vote generally on the matter are for that purpose a single voting group. If the Restated Articles of Incorporation authorize the election of all or a specified number of directors by the holders of one (1) or more authorized classes of shares, such class, or classes, of shares is a separate voting group for purposes of the election of directors. (Mont. Code Ann.ss.ss. 35-1-113(26), 35-1-420).

         Section 3.7 Quorum. Shares entitled to vote as a separate voting group may take action at a meeting only if a quorum of those  shares  exists with  respect to that  matter.  Unless the MBCA or the
  Restated Articles of Incorporation impose a greater requirement, a majority of the votes, represented in person or by proxy, entitled to be cast on a matter by the voting group shall constitute a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is or must be set for that adjourned meeting. (Mont. Code Ann.ss.ss. 35-1-528(1),(2), 35-1-530(1)).

         Section 3.8 Adjournment and Notice of Adjourned Meetings. Any meeting of shareholders at which a quorum is present, whether annual or special, may be adjourned from time to time by the vote of a majority of the votes entitled to be cast at the meeting. If an annual or special shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed under Section 7.4, however, notice of the adjourned meeting must be given under this Section to persons who are shareholders as of the new record date. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. (Mont. Code
 Ann.ss. 35-1-520(5)).

         Section 3.9 Proxies. At all meetings of shareholders, a shareholder may vote either in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for that shareholder by signing an appointment form, either personally or by attorney-in-fact, or by transmitting or authorizing the transmission of an appointment by telegram, cablegram, telephone, fax,
e-mail,  internet,  or other means of electronic  transmission,  provided that the  transmission  contains  sufficient  information  to
demonstrate that the  transmission  was authorized by the shareholder.  The secretary of the corporation or other officer or agent that receives the transmission  shall determine  whether or not the transmission was authorized by the shareholder  based on the information
contained  in the  transmission.  The  signature  provisions  of Section  3.11 of these Bylaws pertaining to proxies do not apply to transmissions that are determined to be authorized under the provisions of this Section. An appointment of proxy is effective upon receipt, before or at the time of the meeting, by the secretary of the corporation or other officer or agent authorized to tabulate votes. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest as defined in the MBCA. The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises the proxy's authority under the appointment. An irrevocable proxy is revoked when the interest  with  which it is  coupled is  extinguished.
Subject  to  Section  3.12 of these  Bylaws  and to any  express  limitation on the proxy's authority appearing on the face of the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment. (Mont. Code Ann.ss. 35-1-525).

         Section 3.10 Voting Rights (Cumulative Voting). Only shares are entitled to vote. Except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation  on the record date,  as provided in Sections
3.12 and 7.4 of these  Bylaws,  shall be  entitled  to vote on any  matter.
 Unless the Restated Articles of Incorporation provide otherwise, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at a shareholders' meeting. If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Restated Articles of Incorporation or the MBCA require a greater number of affirmative votes. Unless otherwise provided in the Restated Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. At each election for directors each shareholder entitled to vote at such election shall have the right to cumulate his votes by multiplying the number of votes he is entitled to cast by the number of directors for whom he is entitled to vote and casting the product for a single candidate or distributing the product among two or more  candidates.  (Mont.  Code Ann.ss.ss.
35-1-524(1), 35-1-528(3), 35-1-531).

         Section 3.11 Corporation's Acceptance of Votes. (Mont. Code Ann.ss. 35-1-527).

         (1) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

         (2) If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder,  the  corporation  if acting in good  faith is  nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

                  (a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

                  (b) The name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  (d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

                  (e) Two or more persons are the shareholder as cotenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

         (3) The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent  authorized  to  tabulate  votes,  acting in good faith,  has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

         (4) The corporation is not entitled to vote treasury shares. Absent special circumstances, the corporation's shares are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and if this corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation; provided, however, that this provision does not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity. (Mont. Code Ann.ss. 35-1-524).

         Section 3.12 List of Shareholders. After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of such meeting. The list must be arranged by voting group, and within each voting group by class or series of shares, and show the address and the number of shares registered in the name of each shareholder.  The shareholders'  list must be available for inspection by any shareholder, beginning two (2) business days after notice is given of the meeting for which the list was prepared and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder, his agent, or attorney is entitled on written demand to inspect and, subject to the requirements of Mont. Code Ann.ss. 35-1-1107(3), to copy the list, during regular business hours and at his expense, during the period it is available for inspection. The corporation shall make the shareholders' list available at the meeting, and any shareholder, his agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment. Refusal or failure to prepare or make available the shareholders list does not affect the validity of action taken at the meeting. (Mont. Code Ann.ss. 35-1-523).

         Section 3.13 Conduct of Meeting. At every meeting of shareholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the president, or, if the president is absent, the most senior vice president present, or in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the shareholders entitled to vote, present in person or by proxy, shall act as chairman. The secretary or, in his absence, an assistant secretary directed to do so by the president, shall act as secretary of the meeting.

         Section 3.14 Action Without Meeting. Action required or permitted by MBCA to be taken at a shareholders' meeting may
                           -----------------------
be taken  without a  meeting  if the  action is taken by all the  shareholders entitled to vote on the action. The action must be evidenced by one (1) or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document. If the MBCA requires that notice of proposed action be given to nonvoting shareholders and the action is to be taken by unanimous consent of the voting shareholders, the corporation must give its nonvoting shareholders written notice of the proposed action at least ten (10) days before the action is taken. The notice must contain or be accompanied by the same material that, under the MBCA, would have been required to be sent to nonvoting shareholders in a notice of meeting at which the proposed action would have been submitted to the  shareholders  for action.
(Mont. Code Ann.ss. 35-1-519).

         Section 3.15 Nomination of Directors. Nominations of persons for election to the Board of Directors of this
                           -------------------------
corporation at the annual meeting of shareholders may be made at such meeting by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors, or by any shareholder of the corporation entitled to vote for the election of directors at the meeting who timely complies with the notice procedures herein set forth. To be timely, a shareholder's notice must be delivered to, or mailed to and received by, the secretary of the corporation at the corporation's principal executive offices not later than the December 31 immediately preceding the annual meeting.

         Section 3.16 Business Introduced by Shareholders at Annual Meetings. Where business introduced by a shareholder is not specified in the notice of annual meeting, then (in addition to any other applicable requirements) for business to be properly introduced by a shareholder at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to, or mailed to and received by, the secretary of the corporation in the same manner and subject to the same time requirements provided in Section 3.15 of these Bylaws for shareholder notice of nominations to the Board of Directors. A shareholder's notice must set forth, as to each matter the shareholder proposes to bring before the meeting, (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the shareholder proposing such business, (c) the class, series and number of shares of the corporation's stock which are beneficially owned by the shareholder,  and
(d) any material interest of the shareholder in such business.

                                                              ARTICLE IV


                                                               DIRECTORS
                                                               ---------


         Section 4.1 Powers. All corporate powers must be exercised by and under the authority, and the business and affairs of the corporation must be managed under the direction, of the Board of Directors, subject to any limitations set forth in the Restated
Articles of Incorporation or any shareholder agreement authorized by the MBCA.
  (Mont. Code Ann.ss.ss. 35-1-416(2), 35-1-820).

         Section 4.2 Fixed-Size Board; Qualifications. The number of directors presently authorized is three (3). The number of directors may be fixed or changed from time to time by the Board of Directors or the shareholders; provided that the Board may not increase or decrease by more than thirty (30) percent the number of directors last approved by the shareholders. After shares are issued, only the shareholders may change from a fixed size Board to a variable-range size Board or change the range for the size of the Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director need not be a resident of the state of Montana or a shareholder of the corporation unless so required by the Restated Articles of Incorporation. If for any cause the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the shareholders called for that purpose in the manner provided by law or in these Bylaws. (Mont. Code Ann.ss.ss. 35-1-418, 35-1-419 and 35-1-421(3)).

         Section 4.3 Term. The terms of the initial directors shall expire at the first shareholders meeting at which directors are elected.  Directors are elected at the first annual meeting of shareholders and at each annual meeting thereafter. Each director shall serve until the next annual meeting of shareholders and thereafter, despite the expiration of his term, until his successor is duly elected and qualifies, or until there is a decrease in the number of directors, or until his earlier death, resignation or removal. (Mont. Code Ann.ss.ss. 35-1-419, 35-1-421).

         Section 4.4 Resignation. A director may resign at any time by delivering written notice to the Board of Directors, its chairman,  or the  corporation.  A resignation is effective when the notice is delivered unless the notice specifies a later effective date, in which event the resignation shall become effective at such later time. Unless specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. (Mont. Code
 Ann.ss. 35-1-423).

         Section 4.5 Removal. The shareholders may remove one (1) or more directors with or without cause unless the Articles of Incorporation provide that directors may be removed only for cause. If cumulative voting is authorized, a director may not be removed if the votes cast against the director's removal would be sufficient to elect him if cumulatively voted at an election of the entire board of directors or, if there are classes of directors, at an election of the class of directors of which the director is a part. If cumulative voting is not authorized, a director or the entire
 Board of Directors may be removed only by a vote of the holders of two-thirds of the shares entitled to vote at an election of directors unless otherwise provided by the Restated Articles of Incorporation. A director may be removed by the shareholders only at a meeting called for the purpose of removing him; and the meeting notice must state that the purposes, or one of the purposes, of the meeting is removal of the director. (Mont. Code Ann.
ss. 35-1-424(1), (3), (4)).

         Section 4.6 Newly Created Directorships and Vacancies. Unless the Articles of Incorporation provide otherwise, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause may be filled by the affirmative vote of a majority of the remaining directors then in office even if they constitute fewer than a quorum of the authorized Board of Directors, or may be filled by the shareholders. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. (Mont. Code Ann.ss.ss. 35-1-421(4), 35-1-426(1)).

         Section 4.7       Meetings.

         (1) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of shareholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary; and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

         (2) Place of Meetings. Regular and special meetings of the Board of Directors, or of any committee designated by the
Board, may be held at any place within or without the state of Montana.  (Mont.
 Code Ann.ss. 35-1-431(1)).

         (3) Telephone Meetings. Unless the Restated Articles of Incorporation provide otherwise, the Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is considered to be present in person at the meeting.  (Mont. Code Ann.ss. 35-1-431(2)).

         (4) Notice of Meetings. Notice of the date, time and place of any regular or special meeting of the Board of Directors shall be delivered at least two (2) days prior to the meeting; provided that the Board of Directors may provide, by resolution, the date, time and place, either within or without the state of Montana, for the holding of regular meetings without notice other than such resolution. Neither the business to be transacted at, nor the purpose or purposes of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. (Mont. Code Ann.ss. 35-1-433).

         (5) Waiver of Notice. A director may waive any notice required by the MBCA, the Restated Articles of Incorporation or
these Bylaws at any time before or after the date and time stated in the notice. Except as otherwise provided below in this Section
4.7(5),  such waiver must be in a writing signed by the director and filed with the minutes or corporate records. The attendance of a director at or participation in a meeting shall constitute a waiver of notice of such meeting unless the director, at the beginning of the meeting, or promptly upon his arrival, objects to holding the meeting or transacting any business at the meeting and does not vote for or assent to any action taken at the meeting. (Mont. Code Ann.ss. 35-1-434).

         Section 4.8       Quorum  and  Voting.

         (1) Quorum. Unless the Restated Articles of Incorporation or these Bylaws require a greater number or unless otherwise specifically provided by the MBCA, a quorum of the Board of Directors consists of (a) a majority of the fixed number of directors if the corporation has a fixed board size or (b) a majority of the number of directors prescribed, or if no number is prescribed the number in office immediately before the meeting begins, if the corporation has a  variable-range  size board.  (Mont.  Code Ann.
ss. 35-1-435(1)).

         (2) Majority Vote. If a quorum is present when a vote is taken, the affirmative vote of the majority of the directors present shall be the act of the Board of Directors, unless the Restated Articles of Incorporation or these Bylaws require the vote of a greater number of directors. (Mont. Code Ann.ss. 35-1-435(3)).

         (3) Deemed Assent. A director of the corporation who is present at a meeting of the Board of Directors (or any committee thereof) at which action on any corporate matter is taken is deemed to have assented to the action taken unless (a) he objects at the beginning of the meeting, or promptly upon his arrival, to holding it or transacting business at the meeting, (b) his dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after the adjournment of the meeting. Such right to dissent is not available to a director who voted in favor of the action taken. (Mont.
Code Ann.ss. 35-1-435(4), (5)).

         Section 4.9 Action Without a Meeting. Unless otherwise provided by the Restated Articles of Incorporation, any action required or permitted by the MBCA to be taken at any meeting of the
 Board of Directors or of any committee thereof may be taken without a meeting if the action is taken by all members of the Board or of the committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each member of the Board of Directors or of the committee, as the case may be, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section is effective when the last director signed the consent, unless the consent specifies a different effective date. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.  (Mont.  Code
Ann.ss. 35-1-432).

         Section 4.10 Fees and Compensation. Unless the Restated Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of directors. Such compensation may include a fixed fee or salary payable in cash or the corporation's stock or any combination thereof, with or without expenses of attendance, for serving on the Board of Directors and attendance at each meeting of the Board of Directors and at each meeting of any committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, consultant, employee, or otherwise and receiving compensation therefor. (Mont.
 Code Ann.ss. 35-1-427).

         Section 4.11 General Standards for Directors. A director shall discharge his duties as director, including his duties as a member of any committee of the Board of Directors on which he may serve, in good faith, with the care an ordinarily prudent person in a similar position would exercise under similar circumstances,  and in a manner he reasonably  believes to be in the best interests of the corporation.  In discharging his duties, a director shall be entitled to rely on information,  opinions,  reports
or statements, including financial statements and other financial data, if prepared or presented by:

                  (a) One (1) or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                  (b) Attorneys, public accountants or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or

                  (c) A committee of the Board of which he is not a member if the director reasonably believes the committee merits confidence.

         A director is not acting in good faith if he has knowledge concerning the matter in question that makes such reliance otherwise permitted by this Section unwarranted.  (Mont. Code Ann.ss. 35-1-418).

         Section 4.12      Committees.  (Mont. Code Ann.ss. 35-1-439).

         (1) Unless the Restated Articles of Incorporation provide otherwise, the Board of Directors may create one or more committees  and appoint  members of the Board of Directors to serve on them.
 Each committee must have two or more members, each of whom shall serve at the pleasure of the Board of Directors.






         (2) The creation of a committee and appointment of members to it must be approved by the greater of:

                  (a) A majority of all the directors in office when the action is taken; or

                  (b) The number of directors required by the Restated Articles of Incorporation or Section 4.8(2) of these
         Bylaws to take action.

         (3) Sections 4.7 through 4.9 of these Bylaws, which govern meetings, notice and waiver of notice, action without meetings, and quorum and voting requirements of the Board of Directors, apply to committees and their members as well.

         (4) To the extent specified by the Board of Directors or in the Restated Articles of Incorporation or these Bylaws, each committee may exercise the authority of the Board of Directors under Section
4.1 of these Bylaws.

         (5)      A committee may not, however:

                  (a)      Authorize distributions;

                  (b) Approve or propose to shareholders action that the MBCA requires be approved by shareholders;

                  (c) Fill vacancies on the Board of Directors or on any of its committees;

                  (d)      Amend the Restated Articles of Incorporation;

                  (e)      Adopt, amend, or repeal the Bylaws;

                  (f) Approve a plan of merger not requiring shareholder approval;

                  (g) Authorize or approve reacquisition of shares, except according to a formula or method prescribed by the
         Board of Directors; or

                  (h) Authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee, or a senior executive officer of the corporation, to do so within limits specifically prescribed by the Board of Directors.

         (6) The creation of, delegation of authority to, or action by a committee does not alone constitute compliance of a director with the standards of conduct described in the MBCA or Section 4.11 of these Bylaws.

                                                       ARTICLE V

                                              DIRECTOR CONFLICTS OF INTEREST
                                           ------------------------------

         Section 5.1 Definitions. (Mont. Code Ann.ss. 35-1-461). In Sections 5.1 through 5.4 of these Bylaws:

         (1) "Conflicting interest" with respect to a corporation means the interest a director of the corporation has respecting a transaction effected or proposed to be effected by the corporation or by a subsidiary of the corporation or any other entity in which the corporation has a controlling interest if:






                  (a) Regardless of whether the transaction is brought before the Board of Directors of the corporation for action, the director knows at the time of commitment that he or a related person is a party to the transaction or has a beneficial financial interest in or is so closely linked to the transaction and the transaction is of such financial significance to the director or a related person that the interest would reasonably be expected to exert an influence on the director's judgment the director were called upon to vote on the action; or

                  (b) The transaction is brought, or is of such character and significance to the corporation that it would in the normal course be brought, before the Board of Directors of the corporation for action and the director knows at the time of commitment that any of the following persons is either a party to the transaction or has a beneficial financial interest in or is so closely linked to the transaction and the transaction is of such financial significance to the person that the interest would reasonably be expected to exert an influence on the director's judgment if the director were called upon to vote on the transaction:

                                            (i)      An entity,  other  than
the  corporation,  of which the  director  is a  director,
                  general partner, agent, or employee;

                                            (ii)     A person that  controls
one or more of the entities  specified in subclause (i) of
                  this subsection or an entity that is controlled by, or is under common control with, one or more of the entities specified in subclause (i) of this subsection; or

                                            (iii)    An individual who is a
 principal, general partner, or employer of the director.

         (2) "Director's conflicting interest transaction", with respect to a corporation, means a transaction effected or proposed to be effected by the corporation or by a subsidiary of the corporation or any other entity in which the corporation has a controlling interest in which transaction a director of the corporation has a conflicting interest.

         (3)      "Related person" means:

                  (a) The spouse or a parent or sibling of a spouse of the director;

                  (b) A child, grandchild, sibling, parent or spouse of any child, grandchild, sibling, or parent of the director;

                  (c) An individual having the same residence as the director;

                  (d) A trust or estate of which an individual specified in this subsection (3) is a substantial beneficiary; or

                  (e) A trust, estate, incompetent person, conservatee, or minor for whom the director is a fiduciary.

         (4) "Required disclosure" means disclosure by the director, who has a conflicting interest, of:

                  (a)      The existence and nature of his conflicting interest;
 and

                  (b) All facts known to the director respecting the subject matter of the transaction that an ordinarily prudent person would reasonably believe to be material to a judgment about whether or not to proceed with the transaction.

         (5) "Time of commitment" respecting a transaction means the time when the transaction is consummated or, if made pursuant to contract,  the time when the  corporation  or its subsidiary or the entity in which it has a controlling interest becomes contractually obligated so that its unilateral withdrawal from the transaction would entail significant loss, liability, or other damage.

         Section 5.2 Permissible Transactions. The corporation may enter into a director's conflict of interest transaction if either  directors'  action or shareholders'  action  respecting the transaction is taken at any time in compliance with Sections 5.3 or
5.4 of these Bylaws, respectively.  (Mont. Code Ann.ss. 35-1-462).

         Section 5.3       Directors'  Action.  (Mont. Code Ann.ss. 35-1-463).

         (1) For purposes of Section 5.2 of these Bylaws, directors' action respecting a transaction is effective if the transaction  received  the  affirmative  vote of a majority,  but no fewer than two (2), of those qualified directors on the Board of Directors or on an empowered committee of the Board who voted on the transaction after either required disclosure to them, to the extent the information was not known by them, or compliance with subsection (2) of this Section. Action by a committee is so effective only if all its members are qualified directors or its members are either all the qualified directors on the Board or are appointed by the affirmative vote of a majority of the qualified directors on the Board.






         (2) If a director has a conflicting interest respecting a transaction but neither the director nor a related person of the director specified in Section 5.1(3)(a) of these Bylaws is a party to the transaction, and if the director has a duty under law or professional canon or a duty of confidentiality to another person respecting information relating to the transaction such that the director may not make the disclosure described in Section 5.1(4)(b) of these
 Bylaws then disclosure is sufficient for purposes of subsection (1) of this Section if the director:

                  (a) Discloses to the directors voting on the transaction the existence and nature of the conflicting interest and informs them of the character and limitations imposed by that duty before their vote on the transaction; and

                  (b) Plays no part, directly or indirectly, in their deliberations or vote.

         (3) A majority, but no fewer than two (2), of all the qualified directors on the Board of Directors or on the committee constitutes  a quorum for purposes of action that  complies  with this Section.
  Directors'  action that  otherwise  complies with this
Section is not affected by the presence or vote of a director who is not a qualified director.

         (4) For purposes of this Section, "qualified director" means, with respect to a director's conflicting interest transaction, any director who does not have either a conflicting interest respecting the transaction or a familial, financial, professional, or employment relationship with a second director who does have a conflicting interest respecting the transaction, which relationship would, in the circumstances, reasonably be expected to exert an influence on the first director's judgment when voting on the transaction.

         Section 5.4       Shareholders'  Action.  (Mont. Code Ann.ss. 35-1-464)

         (1) For purposes of Section 5.2 of these Bylaws, shareholders' action respecting a transaction is effective if a majority of the votes entitled to be cast by the holders of all qualified shares were cast in favor of the transaction after:






                  (a) Notice to shareholders describing the director's conflicting interest transaction;

                  (b) Provision of the information referred to in subsection (3) of this Section; and

                  (c) Required disclosure to the shareholders who voted on the transaction, to the extent the information was not known by them.

         (2) A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with this Section. Subject to the provisions of subsection (3) of this Section, shareholders' action that otherwise complies with this Section is not affected by the presence of shareholders, or the voting, of shares that are not qualified shares.

         (3) For purposes of compliance with subsection (1) of this Section, a director who has a conflicting interest respecting the transaction shall, before the shareholders' vote, inform the secretary or other office or agent of the corporation authorized to tabulate votes of the number of all shares and the identity of persons holding or controlling the vote of all shares that the director knows are beneficially owned by or the voting of which is controlled by the director or by a related person of the director, or both.

         (4) For purposes of this Section, "qualified shares" means any shares entitled to be voted with respect to the director's conflicting interest transaction except shares that, to the knowledge, before the vote, of the secretary, or other officer or agent of the corporation authorized to tabulate votes, are beneficially owned or the voting of which is controlled by a director who has a conflicting interest respecting the transaction or by a related person of the director, or both.

                                                              ARTICLE VI


                                                               OFFICERS
                                                               --------


         Section 6.1 Officers Designated. The officers of the corporation consist of a president, a secretary and a treasurer, each of whom shall be appointed by the Board of Directors. The Board of
 Directors or the president may appoint such other officers or assistant officers as may be deemed necessary or desirable. The same individual  may  simultaneously  hold more than one office.
(Mont. Code Ann.ss. 35-1-441).

         Section 6.2       Tenure  and  Duties  of  Officers.
                           ---------------------------------

         (1) Term of Office. Each officer shall hold office at the pleasure of the Board of Directors or until death, resignation  or  removal.  If the office of any  officer  becomes  vacant for any reason, the vacancy may be filled by the Board of Directors.






         (2) The President. The president shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. If so authorized by the Board of Directors, he may appoint such other officers or assistant officers as he deems appropriate to the conduct of the corporation's business. He shall, when present, preside at all meetings of the  shareholders and of the Board of Directors.
He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general the president shall perform all duties commonly incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time. (Mont. Code Ann.ss. 35-1-441(2)).

         (3) The Vice President. In the absence of the president or in the event of his removal, resignation, death, or inability or refusal to act, the vice  president  (or in the event there is more than one vice president, the vice presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the president and, when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president may sign, with the secretary or an assistant secretary,  certificates  for shares of the  corporation;
and the vice  president  shall perform  other duties  commonly  incident to the office of vice president and such other duties as from time to time may be assigned to him by the president or by the Board of Directors.

         (4) The Secretary. The secretary shall: (i) attend all meetings and keep the minutes of the meetings and other proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of and responsible for authentication of the corporate records, and be custodian of the seal of the corporation and see that seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (iv) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (v) sign, with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (vi) have general charge of the stock transfer books of the corporation; and (vii) in general perform all duties commonly incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the Board of Directors. (Mont. Code Ann.ss. 35-1-441(3)).

         (5) The Treasurer. The treasurer shall: (i) have charge and custody of and be responsible for all funds and securities of the corporation; (ii) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VIII of these Bylaws; and (iii) in general perform all of the duties commonly incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the Board of Directors. If required by the Board of Directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         (6) Assistant Secretaries and Assistant Treasurers. The assistant secretaries, when authorized by the Board of
Directors, may sign with the president or a vice president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant secretaries and treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, or by the president or the Board of
 Directors.

         Section 6.3 Resignations. Any officer may resign at any time by delivering written notice to the corporation. A resignation  is  effective  when the notice is  delivered  unless the notice specifies a later effective date, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. (Mont. Code Ann.ss. 35-1-444(1)).

         Section 6.4 Removal. The Board of Directors may remove any officer at any time without or without cause. (Mont. Code Ann.ss. 35-1-444(2)).

         Section 6.5 Contract Rights. An officer's removal does not affect the officer's contract rights, if any, with the corporation. An officer's resignation does not affect the corporation's contract rights, if any, with the officer.

         Section 6.6 Compensation. The compensation of the officers shall be fixed from time to time by the Board of
Directors.  No officer shall be prevented from receiving such  compensation by reason of the fact that such officer is also a director of the corporation.

         Section 6.7     Standards  of  Conduct. (Mont. Code Ann.ss. 35-1-443).
                         ----------------------

         (1) An officer with discretionary authority shall discharge his duties under that authority:






                  (a)      In good faith;

                  (b)      With  the  care  an  ordinarily   prudent  person
 in a similar position would exercise under similar circumstances; and

                  (c) In a manner the officer reasonably believes to be in the best interests of the corporation.

         (2) In discharging his duties, an officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

                  (a) One or more officers or employees of the corporation whom the officer reasonably believes to be reliable and competent in the matters presented; or

                  (b) Attorneys, public accountants, or other persons as to matters the officer reasonably believes are within the person's professional or expert competence.

         (3) An officer is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection (2) of this Section unwarranted.

                                                     ARTICLE VII


                                        SHARES OF STOCK AND OTHER SECURITIES
                                        ------------------------------------


         Section 7.1 Form and Execution of Certificates. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. At a minimum, each share certificate must state on its face: (a) the name of the corporation and that it is organized under the law of the state of Montana; (b) the name of the person to whom the certificate is issued; and (c) the number and class of shares and the designation of the series, if any, that the certificate represents. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class, the variations in rights, preferences, and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series, must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge. Share certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary and may be sealed with the corporate seal or a facsimile thereof. The signatures of any such officer upon a share certificate may be a facsimile. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. (Mont. Code Ann.ss. 35-1-626).

         Section 7.2 Lost Certificates. The corporation may issue a new share certificate in place of any certificate theretofore issued by the corporation alleged to have been lost, stolen, destroyed or mutilated; and the corporation may require the owner of such lost, stolen destroyed or mutilated certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against the corporation on account of the alleged loss, theft, destruction or mutilation of any such certificate or the issuance of such new certificate.

         Section 7.3 Transfers. Each share certificate shall be consecutively numbered or otherwise identified. The name and address  of the  person to whom the shares  represented  thereby  are  issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled; and, except as provided in Section 7.2 of these Bylaws or as authorized by the Board of Directors, no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled. Transfer of record of shares of stock of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and (except as provided in Section 7.2 of these Bylaws) on surrender for cancellation of a properly endorsed certificate or certificates for a like number of shares.

         Section 7.4       Fixing Record Dates.  In order that the
 corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock, or to demand a special meeting, or to take any other action, the Board of Directors may fix a future date as a record date. A record date may not be more than seventy (70) days before the meeting or action requiring a determination of shareholders. If no record date is fixed by the Board of Directors: (a) the record date for determining shareholders entitled to notice of and to vote at an annual or special meeting of shareholders is the day before the first notice is delivered to shareholders; (b) the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting shall be the day on which the first shareholder signs the consent; (c) the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand; (d) the record date for determining shareholders entitled to a distribution, other than one involving a repurchase or reacquisition of shares, is the date of Board of Directors authorizes the distribution; and (e) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting. (Mont. Code Ann.ss. ss. 35-1-712(2); 35-1-517(2); 35-1-519(2); 35-1-520(4);
35-1-522).

         Section 7.5 Issuance, Transfer and Registration of Shares. (Mont. Code Ann.ss. 35-1-623(2), (3), (5)).

         (1) The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.






         (2) Before the corporation issues shares, the Board of Directors must determine that the consideration received or to be received for shares to be issued is adequate.

         (3) The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or the corporation may also make other arrangements to restrict the transfer of the shares and may credit distributions in respect of the shares against their purchase price until the services are performed, the note is paid, or the benefits received. If the services are not performed, the note is not paid, or the benefits are not received, the shares escrowed or restricted and the distributions credited may be canceled in whole or in part.

         (4) The Board of Directors may make such rules and regulations, not inconsistent with law or with these Bylaws, as it may deem advisable concerning the issuance, transfer and registration of certificates for shares of stock of the corporation. The
Board of Directors may appoint a transfer agent or registrar of transfers, or both, and may require all certificates for shares of the corporation to bear the signature of either or both.

         Section 7.6 Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person duly registered in its books as the owner of its shares to receive dividends and to vote as such owner, to receive notice, and for all other purposes incident to ownership of such shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by Montana law.

         Section 7.7 Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than share certificates, may be signed by the president or any vice president, or such other person as may be authorized by the Board of Directors; and the corporate seal may be impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the secretary or an assistant secretary; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprint facsimile of the signature of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the treasurer or an assistant treasurer of the corporation or such other person as may be authorized by the Board of Directors, or be imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                     ARTICLE VIII


                       EXECUTION OF CORPORATE INSTRUMENTS AND
                       --------------------------------------
                      VOTING OF SECURITIES OWNED BY THE CORPORATION
                      ---------------------------------------------


         Section 8.1 Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign the corporation's name on behalf of the corporation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws; and such execution or signature shall be binding upon the corporation. Authorization granted to any person hereunder may be general or confined to specific instances.

         Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust,  mortgages and other evidences of indebtedness of the corporation,  and certificates of shares of stock owned by the corporation shall be executed, signed or endorsed by the president or any vice president and by the secretary or treasurer or any assistant secretary or assistant treasurer. All other instruments and documents requiring the corporate signature may be executed as aforesaid or in such manner as may be directed by the Board of Directors.

         Section 8.2 Loans. No loan shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

         Section 8.3 Deposits and Checks. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks,  trust companies, securities brokerage firms or other depositories as the Board of Directors may select. All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize to do so.
Such authorization may be general or confined to specific instances.

         Section 8.4 Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or, in the absence of such authorization, by the president or any vice president.

                                                              ARTICLE IX


                                                               DIVIDENDS
                                                               ---------


         Section 9.1 Declaration and Payment of Dividends. Dividends upon the capital stock of the corporation, subject to restriction by the Restated  Articles of  Incorporation  and the limitations in Mont. Code Ann.ss. 35-1-712(3), may be declared by the Board of Directors pursuant to law at any regular or special meeting.
  Dividends may be paid by the corporation in cash, property or, subject to restriction by the Restated Articles of Incorporation and the MBCA, in shares of its stock. (Mont. Code Ann.
ss.ss. 35-1-624(1),(2), 35-1-712(1),(3)).

         Section 9.2 Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of
 Directors shall think conducive to the interests of the corporation; and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                                               ARTICLE X


                                      INDEMNIFICATION OF DIRECTORS AND OFFICERS
                                      -----------------------------------------


         Section 10.1 Scope of Indemnification. The corporation shall indemnify and advance funds to or for the benefit of the directors and officers of the corporation to the fullest extent permitted by the MBCA, as the same exists or may hereafter be amended
(but,  in the case of any such  amendment,  only to the  extent  that  such amendment permits the corporation to provide broader indemnification rights than the MBCA permitted the corporation to provide prior to such amendment).

         Section 10.2 Mandatory Indemnification of Directors. The corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in  connection  with the  proceeding.  (Mont.  Code Ann.
ss. 35-1-453).

         Section 10.3 Further Indemnification of Directors. (Mont. Code Ann.ss. 35-1-452).

         (1) Except as otherwise provided in this Section 10.3, an individual made a party to a proceeding because he is or was a director may be indemnified against liability incurred in the proceeding if:






                  (a)      He conducted himself in good faith;

                  (b)      He reasonably believed:

                                    (i)     In the case of conduct in his
 official  capacity  with the  corporation,  that his conduct was in the corporation's best interests; and

                                    (ii)    In all other  cases,  that his
conduct was at least not opposed to the  corporation's  best interests; and

                  (c) In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

         (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection
(1)(b)(ii) of this Section.

         (3) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, a determination that the director did not meet the standard of conduct described in this Section.

         (4) The corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

         (5) Indemnification permitted under this Section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

         Section 10.4   Advance  for  Expenses.(Mont. Code Ann.ss.ss.35-1-454).
                        ----------------------

         (1) The corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:






                  (a) The director furnishes the corporation a written affirmation of the director's good faith belief that the director has met the standard of conduct described in Section 10.3(1) of these Bylaws;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct described in Section 10.3(1) of these Bylaws; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under the MBCA.

         (2) The undertaking required by subsection (1)(b) of this Section must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

         Section 10.5      Determination  of  Indemnification.
(Mont. Code Ann.ss. 35-1-456).

         (1)      The corporation may not indemnify a director under Section
10.3 of these Bylaws unless a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Section 10.3(1) of these Bylaws.






         (2)      The determination must be made:

                  (a) By the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

                  (b)      If a quorum cannot be obtained  under  subsection
 (2)(a) of this Section, by majority vote of a committee designated by the Board of Directors, in which designated directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding;

                  (c)      By special legal counsel:

                                    (i)     Selected  by  the  Board  of
 Directors  or  its  committee  in the  manner  prescribed  in subsection (2)(a) or (2)(b) of this Section; or

                                    (ii)    If a quorum of the Board of
Directors  cannot be obtained under  subsection  (2)(a) of this
                  Section and a committee cannot be designated under  subsection
  (2)(b) of this Section,  selected by majority vote of
                  the full Board of Directors in which selected directors who are parties may participate; or

                  (d) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

         Section 10.6      Indemnification  of  Officers.   Unless  the
 corporation's   Restated  Articles  of  Incorporation  provide otherwise:

         (1) An officer of the corporation who is not a director is entitled to mandatory indemnification under Section 10.2 of these Bylaws and is entitled to apply for court-ordered indemnification under Mont. Code Ann.ss. 35-1-455 to the same extent as a director;

         (2) The corporation may indemnify and advance expenses under the MBCA to an officer, employee, or agent of the corporation who is not a director to the same extent as to a director; and

         (3) The corporation may also indemnify and advance expenses to an officer, employee, or agent who is not a director to the extent, consistent with public policy, that may be provided by its Restated Articles of Incorporation, these Bylaws, general or specific action of its Board of Directors, or contract. (Mont. Code Ann.ss.
 35-1-457).

         Section 10.7 Insurance. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the corporation or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the corporation would have power to indemnify him against the same liability under Section 10.2 or Section 10.3 of these Bylaws.  (Mont.
Code Ann.ss. 35-1-458).

         Section 10.8 Definitions. (Mont. Code Ann.ss. 35-1-451). In Sections 10.1 through 10.8 of these Bylaws:

         (1) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (2)      (a)      "Director"  means an individual who is or was a
director of the  corporation  or an individual  who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation include duties or services by him to the plan or to participants in or beneficiaries of the plan.

                  (b) Director includes, unless the context requires otherwise, the estate or personal representative of a director.

         (3)      "Expenses" include attorney fees.

         (4) "Liability" means the obligation to pay a judgment, settlement, penalty, or fine, including an excise tax assessed with respect to an employee benefit plan, or to pay reasonable expenses incurred with respect to a proceeding.

         (5)      (a)      "Official capacity" means:

                                    (i)     When used with respect to a
director, the office of director in a corporation; or

                                    (ii)    When used with respect to an
individual  other than a director,  as contemplated in Section
                  10.6 of these Bylaws, the office in a corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation.

                  (b) Official capacity does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

         (6) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         Section 10.9      Amendments.  Any repeal or  modification  of this
Article X shall only be prospective and shall not affect the rights under this Article X in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any director or officer.

         Section 10.10 Saving Clause. If this Article X of these Bylaws or any portion hereof shall be invalidated on any ground by any court of  competent  jurisdiction,  then the  corporation  shall nevertheless indemnify each director and may nevertheless indemnify each officer to the full extent permitted by any applicable portion of this Article X that shall not have been invalidated, or by any other applicable law.

                                                              ARTICLE XI


                                                                NOTICES
                                                                -------


         Section 11.1      Methods  of  Notice.
                           -------------------

         (1) Any notice under the MBCA or these Bylaws must be in writing unless oral notice is reasonable under circumstances.

         (2) Notice may be communicated in person; by telephone, telegraph, teletype, facsimile, or other form of wire or wireless  communication;  or by mail or  private  carrier.  If  these  forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where it is published or by radio, television, or other form of public broadcast communication.

         (3) It shall not be necessary that the same method of giving notice be employed in respect of all directors or shareholders. One permissible method may be employed in respect of any one or more directors or shareholders, and any other permissible method or methods may be employed in respect of any other or others.
  (Mont. Code Ann.ss. 35-1-116(1), (2)).

         Section 11.2 Notice to Corporation. Written notice to the corporation may be addressed to its registered agent at its registered  office or to the  corporation  or its secretary at its  principal office shown in its most recent annual report filed with the Montana Secretary of State. (Mont. Code Ann.ss. 35-1-116(4)).

         Section 11.3 Effective Date of Notice. (Mont. Code Ann.ss. 35-1-116(3), (5), (6)).

         (1) Written notice by the corporation to its shareholders, if in a comprehensible form, is effective when mailed if it is mailed postpaid and correctly addressed to the shareholder's address shown in the corporation's current record of shareholders.

         (2) Except as provided in subsection (1) of this Section, written notice, if in a comprehensible form, is effective at the earliest of the following:

                  (a)      When received;

                  (b) Five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid with correct postage; or

                  (c) On the date shown on the return receipt, if sent by certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

         (3) Oral notice is effective when communicated if communicated in a comprehensible manner.

         Section 11.4 Address Unknown. If no address of a shareholder or director be known, notice may be sent to the office of the corporation required to be maintained pursuant to Section 11.2 of these Bylaws.

         Section 11.5 Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the shareholder or shareholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

         Section 11.6 Failure to Receive Notice. The period or limitation of time within which any shareholder may exercise any option or right,  or enjoy any privilege or benefit,  or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such shareholder or such director to receive such notice.

         Section 11.7 Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under any  provision  of law or of the  Restated  Articles  of  Incorporation
 or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the MBCA, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                                              ARTICLE XII


                                                          RECORDS AND REPORTS
                                                          -------------------


         Section 12.1      Corporate  Records.  (Mont. Code Ann.ss. 35-1-1106).
                           -------------------

         (1) The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation.

         (2)      The corporation shall maintain appropriate accounting records.

         (3) The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all  shareholders,  in alphabetical  order by class of shares showing the number and class of shares held by each.

         (4) The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

         (5) The corporation shall keep a copy of the following records at its principal office or a location from which the records may be recovered within two (2) business days:

                  (a) Its Articles or Restated Articles of Incorporation and all amendments to them currently in effect;

                  (b) Its Bylaws or Restated Bylaws and all amendments to them currently in effect;

                  (c) Resolutions adopted by its Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations if shares issued pursuant to those resolutions are outstanding;

                  (d) The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three (3) years;

                  (e) The financial statements available to shareholders for the past three (3) years under Mont. Code Ann.
       ss. 35-1-1110;

                  (f) A list of the names and business addresses of its current directors and officers; and

                  (g) Its most recent annual report delivered to the Montana Secretary of State.

         Section 12.2 Inspection of Records by Shareholders. In addition to the rights of a shareholder under Section 3.12 of these Bylaws:

         (1) A shareholder of the corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the records of the corporation described in Section
  12.1(5) of these Bylaws if the shareholder gives the corporation written notice of the demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy.

         (2) A shareholder of the corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder meets the requirements of subsection (3) of this Section and gives the corporation written notice of the demand at least five (5) days before the date on which the shareholder wishes to inspect and copy:

                  (a) Excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the
         Board of Directors while acting in place of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors without a meeting, to the extent not subject to inspection under subsection (1) of this Section;

                  (b)      Accounting records of the corporation; and

                  (c)      The record of shareholders.

         (3) A shareholder may inspect and copy the records described in subsection (2) of this Section only if:

                  (a) The demand is made in good faith and for a proper purpose;

                  (b) The shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect;

                  (c) The records are directly connected with the shareholder's purpose; and

                  (d) The shareholder has been a shareholder of record for at least six (6) months preceding the demand or the shareholder is a holder of record of at least five (5) percent of all the outstanding shares of the corporation

         (4) For purposes of this Section, "shareholder" includes a beneficial owner whose shares are held in a voting trust or by a nominee on the shareholder's behalf. (Mont. Code Ann.ss. 5-1-1107).

         Section 12.3      Scope  of  Inspection  Right.
                           ----------------------------

         (1) A shareholder's agent or attorney has the same inspection and copying rights as the shareholder the agent or attorney represents.

         (2) The right to copy records under Section 12.2 of these Bylaws includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means.

         (3) The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of documents provided to the shareholders. The charge may not exceed the estimated cost of production or reproduction of the records.

         (4) The corporation may comply with a shareholder's demand to inspect the record of shareholders under Section
12.2(2)(c) of these Bylaws by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder's demand. (Mont. Code Ann.ss. 35-1-1108).

         Section 12.4 Financial Statements to Shareholders. Upon the written request of any shareholder of the corporation, the corporation shall mail to the shareholder its most recent financial statements showing in reasonable detail its assets and liabilities and the results of its operations. (Mont. Code Ann.ss. 35-1-1110).

         Section 12.5      Other  Reports  to  Shareholders.
                           --------------------------------

         (1) If the corporation indemnifies or advances expenses to a director under the MBCA or Article X of these Bylaws in connection with a proceeding by or in the right of the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders'
 meeting.

         (2) If the corporation issues or authorizes the issuance of shares for promissory notes or for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued and the consideration received by the corporation with or before the notice of the next shareholders' meeting.  (Mont. Code Ann.ss. 35-1-1111).

         Section 12.6      Annual  Report  to  Secretary  of  State.
                           ----------------------------------------

         (1) The corporation shall deliver to the Secretary of State for filing an annual report that sets forth:

                  (a) The name of the corporation and the state or country under whose law it is incorporated;

                  (b) The mailing address and, if different, street address of its registered office and the name of its registered agent at that office in this state;

                  (c)      The address of its principal office;

                  (d) The names and business addresses of its directors and principal officers;

                  (e)      A brief description of the nature of its business;

                  (f) The total number of authorized shares, itemized by class and series, if any, within each class; and

                  (g) The total number of issued and outstanding shares, itemized by class and series, if any, within each class.

         (2) Information in the annual report must be current as of the date the annual report is executed on behalf of the corporation.

         (3) The first annual report must be delivered to the Montana Secretary of State between January 1 and April 15 of the year following the calendar year in which the corporation was incorporated.
  Subsequent annual reports must be delivered to the Montana Secretary of State between January 1 and April 15. (Mont. Code Ann.ss.
 35-1-1104).

                                                             ARTICLE XIII


                                                          GENERAL PROVISIONS
                                                          ------------------


         Section 13.1 Amendment by Board of Directors or Shareholders. (Mont. Code Ann.ss. 35-1-234).

         (1)     The Board of Directors may amend or repeal these Bylaws unless:

                  (a) The Restated Articles of Incorporation or the MBCA reserve this power exclusively to the shareholders in whole or part; or

                  (b) The shareholders in amending, adding, or repealing a particular Bylaw provide expressly that the Board of
         Directors may not amend or repeal that Bylaw.

         (2) The shareholders may amend or repeal these Bylaws even though the Bylaws may also be amended or repealed by the Board of Directors.

         Section 13.2 Interpretation; Severability. These Bylaws may contain any provision for managing the business and
                           -----------------------------
regulating the affairs of the corporation that is not inconsistent  with law or the Restated Articles of Incorporation. In the event any provision of these Bylaws is inconsistent with law or the Articles of Incorporation, such law or Restated Articles of Incorporation shall govern. If any one or more of the provisions contained in these Bylaws, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and any other application thereof shall not in any way be affected or impaired thereby. (Mont. Code Ann.ss.ss. 35-1-236(2);
35-1-115(3)).

         Section 13.3 Fiscal Year. The fiscal year of the corporation shall begin on the 1st day of January and end on the 31st
                           -----------
day of December in each year.

         The foregoing Restated Bylaws of United States Antimony Corporation, a Montana corporation, were adopted by the Board of
Directors of the corporation effective on the 31st day of October, 2000.




                                                   /s/_________________________
                                                              Secretary